                                                                    EXHIBIT 99.1

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                              RMBS NEW TRANSACTION

                              COMPUTATIONAL MATERIALS

                         $[1,000,000,100] (APPROXIMATE)
                                   MLCC 2003-D
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

JULY 9, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                    (212) 449-0752
Paul Park                      (212) 449-6380
Ted Bouloukos                  (212) 449-5029
Fred Hubert                    (212) 449-5071
Alan Chan                      (212) 449-8140
Alice Chang                    (212) 449-1701
Amanda de Zutter               (212) 449-0425

TRADING
Scott Soltas                   (212) 449-3659
Charles Sorrentino             (212) 449-3659

RESEARCH
Glenn Costello                 (212) 449-4457

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

DEAL STRUCTURE SUMMARY:

                                   MLCC 2003-D

           $[1,000,000,100] (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------
                                  WAL (YRS)         PYMT WINDOW         CERTIFICATE                      EXPECTED RTGS
CLASS   PRINCIPAL BALANCE (1)   (CALL/MAT)(2)  (MONTHS) (CALL/MAT)(2)  INTEREST RATES   TRANCHE TYPE   S&P/MOODY'S/FITCH
------------------------------------------------------------------------------------------------------------------------
A-1     $   969,000,000          3.97 / 4.29     1 - 123 /  1 - 299     Floater (3)       Senior          AAA/Aaa/AAA
X-A-1   $   969,000,000(5),(6)   3.97 / 4.29          NA / NA            Variable         Senior          AAA/Aaa/AAA
X-B     $    23,000,000(5)       6.75 / 7.42          NA / NA            Variable         Senior          AAA/Aaa/AAA
A-R     $           100            NA / NA            NA / NA           Floater (3)       Senior          AAA/Aaa/AAA
B-1     $    10,500,000          6.75 / 7.42    39 - 123 / 39 - 299     Floater (4)     Subordinate        AA/Aa2/AA
B-2     $     8,000,000          6.75 / 7.42    39 - 123 / 39 - 299     Floater (4)     Subordinate          A/A2/A
B-3     $     4,500,000          6.75 / 7.42    39 - 123 / 39 - 299     Floater (4)     Subordinate      BBB/Baa2/BBB
B-4     $     2,500,000          6.75 / 7.42    39 - 123 / 39 - 299     Floater (4)     Subordinate        BB/Ba2/BB
B-5     $     2,000,000          6.75 / 7.42    39 - 123 / 39 - 299     Floater (4)     Subordinate         B/B2/B
B-6     $     3,500,000          6.75 / 7.42    39 - 123 / 39 - 299     Floater (4)     Subordinate        NR/NR/NR
------------------------------------------------------------------------------------------------------------------------
TOTAL   $ 1,000,000,100
------------------------------------------------------------------------------------------------------------------------

    (1) Distributions on the Class A-1 Certificates and the Subordinate Certificates will be derived from all Mortgage Loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

    (2) The WAL and Payment Windows to Call for the Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates are shown at pricing speed of 20% CPR (as described herein).

    (3) The Class A-1 and Class A-R Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus a margin (which margin doubles after the Clean-Up Call Date (as described herein)), (ii) the Net WAC and (iii) 11.75%.

    (4) The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 Certificates will each initially have an interest rate equal to the least of (i) one-month LIBOR plus their respective margin (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), (ii) the Net WAC and (iii) 11.75%.

    (5) Balances shown with respect to the Class X-A-1 and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

    (6) The Class X-A-1 Certificates may be divided into two more classes as may be described in the prospectus supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                                  COLLATERAL SUMMARY

Total Current Balance       $1,054,460,350.10
Total Number of Loans                   2,918

                                       Average /
                                  Weighted Average (1)         Minimum                    Maximum
Current Balance                      $  361,364.07           $  20,642.77             $ 3,823,750.00
Original Balance                     $  362,075.66           $  22,000.00             $ 3,823,750.00

Loan Rate                                    3.168%                 2.250%                     3.875%
Servicing Fee                                0.250%                 0.250%                     0.250%
Net Loan Rate                                2.918%                 2.000%                     3.625%

Gross Margin                                 1.897%                 1.000%                     2.500%
Maximum Loan Rate                           12.000%                12.000%                    12.000%

Original LTV                                 66.11%                  6.26%                    100.00%
Effective LTV                                62.98%                  6.26%                     95.00%

Credit Score                                   730                    521                        820

Original Term (mos)                            300                    300                        300
Remaining Term (mos)                           299                    289                        300
Seasoning (mos)                                  1                      0                         11

Next Rate Reset                           10/31/03               08/01/03                   01/01/04
Rate Adj Freq                                    5                      1                          6
First Rate Adj Freq (2)                          5                      2                          6

IO Original Term                               120                    120                        120
IO Remaining Term                              119                    109                        120

Top State Concentrations ($)      CA(20.65%),FL(9.44%),NY(6.43%),NJ(5.33%),GA(5.17%)

First Pay Date                                                   09/01/02                   08/01/03
Rate Change Date                                                 08/01/03                   01/01/04
Maturity Date                                                    08/01/27                   07/01/28

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                               COLLATERAL SUMMARY

                                                                         % OF AGGREGATE
                                  NUMBER OF                             PRINCIPAL BALANCE
                                  MORTGAGE      AGGREGATE PRINCIPAL     OUTSTANDING AS OF
   INDEX                           LOANS        BALANCE OUTSTANDING     THE CUT-OFF DATE
-------------                     --------      -------------------     -----------------
1 Month LIBOR                        603        $    259,702,332.75           24.63%
6 Month LIBOR                      2,315             794,758,017.35           75.37
-------------                      -----        -------------------           ------
TOTAL                              2,918        $  1,054,460,350.10           100.00%
-------------                      -----        -------------------           ------

                                                                         % OF AGGREGATE
                                  NUMBER OF                             PRINCIPAL BALANCE
RANGE OF CUT-OFF DATE STATED      MORTGAGE      AGGREGATE PRINCIPAL     OUTSTANDING AS OF
   PRINCIPAL BALANCES ($)          LOANS        BALANCE OUTSTANDING     THE CUT-OFF DATE
----------------------------      ---------     -------------------     -----------------
0.01 to 100,000.00                    335        $   24,829,443.16             2.35%
100,000.01 to 200,000.00              868           132,260,733.01            12.54
200,000.01 to 300,000.00              519           129,681,685.74            12.30
300,000.01 to 400,000.00              375           130,330,850.79            12.36
400,000.01 to 500,000.00              224           101,309,190.25             9.61
500,000.01 to 600,000.00              142            78,295,890.32             7.43
600,000.01 to 700,000.00              114            74,206,557.26             7.04
700,000.01 to 800,000.00               88            66,048,920.24             6.26
800,000.01 to 900,000.00               40            34,267,181.00             3.25
900,000.01 to 1,000,000.00             74            72,465,651.06             6.87
1,000,000.01 to 1,100,000.00           29            30,886,381.00             2.93
1,100,000.01 to 1,200,000.00           19            21,757,784.00             2.06
1,200,000.01 to 1,300,000.00           13            16,275,267.00             1.54
1,300,000.01 to 1,400,000.00           10            13,544,900.00             1.28
1,400,000.01 to 1,500,000.00           10            14,715,050.00             1.40
1,500,000.01 to 2,000,000.00           50            90,454,115.28             8.58
2,000,000.01 to 2,500,000.00            2             4,837,000.00             0.46
2,500,000.01 to 3,000,000.00            4            10,819,999.99             1.03
3,000,000.01 or greater                 2             7,473,750.00             0.71
----------------------------        -----        -----------------           ------
TOTAL                               2,918        $1,054,460,350.10           100.00%
----------------------------        -----        -----------------           ------

                                                                    % OF AGGREGATE
                             NUMBER OF                             PRINCIPAL BALANCE
RANGE OF CURRENT MORTGAGE    MORTGAGE      AGGREGATE PRINCIPAL     OUTSTANDING AS OF
       RATES (%)               LOANS       BALANCE OUTSTANDING     THE CUT-OFF DATE
-------------------------    ---------     -------------------     -----------------
     2.001 to 2.250                4        $    3,113,100.00             0.30%
     2.251 to 2.500                6             2,406,484.00             0.23
     2.501 to 2.750              129            43,469,116.86             4.12
     2.751 to 3.000              690           222,050,698.44            21.06
     3.001 to 3.250            1,697           613,415,363.99            58.17
     3.251 to 3.500              379           152,067,731.28            14.42
     3.501 to 3.750               12            17,623,455.53             1.67
     3.751 to 4.000                1               314,400.00             0.03
     --------------            -----        -----------------           ------
     TOTAL                     2,918        $1,054,460,350.10           100.00%
     --------------            -----        -----------------           ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                               COLLATERAL SUMMARY

                                                                        % OF AGGREGATE
                              NUMBER OF                                PRINCIPAL BALANCE
                              MORTGAGE         AGGREGATE PRINCIPAL     OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)          LOANS          BALANCE OUTSTANDING     THE CUT-OFF DATE
----------------------        ---------        -------------------     -----------------
         300                    2,918           $1,054,460,350.10           100.00%
         -----                  -----           -----------------           ------
         TOTAL                  2,918           $1,054,460,350.10           100.00%
         -----                  -----           -----------------           ------

                                                                       % OF AGGREGATE
                             NUMBER OF                                PRINCIPAL BALANCE
                             MORTGAGE          AGGREGATE PRINCIPAL    OUTSTANDING AS OF
REMAINING TERM (MONTHS)        LOANS           BALANCE OUTSTANDING    THE CUT-OFF DATE
-----------------------      ---------         -------------------    -----------------
         289                       1           $      1,784,003.68           0.17%
         290                       7                  3,046,992.00           0.29
         291                       1                    293,750.00           0.03
         292                       4                  2,720,911.29           0.26
         293                       5                  1,416,240.52           0.13
         294                      32                 10,855,957.40           1.03
         295                      19                  7,012,185.75           0.67
         296                      18                  7,333,777.33           0.70
         297                     125                 35,671,574.80           3.38
         298                     439                151,032,349.10          14.32
         299                   1,831                673,946,837.99          63.91
         300                     436                159,345,770.24          15.11
         -----                 -----           -------------------         ------
         TOTAL                 2,918           $  1,054,460,350.10         100.00%
         -----                 -----           -------------------         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                               COLLATERAL SUMMARY

                                                                            % OF AGGREGATE
                                NUMBER OF                                  PRINCIPAL BALANCE
RANGE OF ORIGINAL LOAN-TO-      MORTGAGE          AGGREGATE PRINCIPAL      OUTSTANDING AS OF
     VALUE RATIOS (%)             LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
--------------------------      ---------         -------------------      -----------------
     0.01 to 10.00                    8           $        908,768.00             0.09%
     10.01 to 20.00                  63                 13,039,702.49             1.24
     20.01 to 30.00                 135                 36,355,127.02             3.45
     30.01 to 40.00                 190                 63,588,306.87             6.03
     40.01 to 50.00                 330                111,900,078.80            10.61
     50.01 to 60.00                 298                126,105,314.33            11.96
     60.01 to 70.00                 474                218,383,364.92            20.71
     70.01 to 75.00                 341                137,103,648.13            13.00
     75.01 to 80.00                 699                214,981,669.24            20.39
     80.01 to 85.00                  39                 11,544,862.17             1.09
     85.01 to 90.00                  64                 17,035,749.29             1.62
     90.01 to 95.00                  90                 21,400,729.17             2.03
     95.01 to 100.00                187                 82,113,029.67             7.79
     ---------------              -----           -------------------           ------
     Total                        2,918           $  1,054,460,350.10           100.00%
     ---------------              -----           -------------------           ------

                                                                            % OF AGGREGATE
                                NUMBER OF                                  PRINCIPAL BALANCE
RANGE OF EFFECTIVE LOAN-TO-     MORTGAGE          AGGREGATE PRINCIPAL      OUTSTANDING AS OF
     VALUE RATIOS (%)             LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
---------------------------     ---------         -------------------      -----------------
      0.01 to 10.00                   8           $        908,768.00             0.09%
      10.01 to 20.00                 63                 13,039,702.49             1.24
      20.01 to 30.00                135                 36,355,127.02             3.45
      30.01 to 40.00                190                 63,588,306.87             6.03
      40.01 to 50.00                387                128,508,727.31            12.19
      50.01 to 60.00                300                132,628,506.01            12.58
      60.01 to 70.00                664                307,020,586.51            29.12
      70.01 to 75.00                337                132,615,831.46            12.58
      75.01 to 80.00                690                210,248,569.24            19.94
      80.01 to 85.00                 24                  4,662,374.50             0.44
      85.01 to 90.00                 45                 11,253,786.71             1.07
      90.01 to 95.00                 75                 13,630,063.98             1.29
      --------------              -----           -------------------           ------
      TOTAL                       2,918           $  1,054,460,350.10           100.00%
      --------------              -----           -------------------           ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                               COLLATERAL SUMMARY

                                                                            % OF AGGREGATE
                                 NUMBER OF                                 PRINCIPAL BALANCE
                                 MORTGAGE         AGGREGATE PRINCIPAL      OUTSTANDING AS OF
RANGE OF CREDIT SCORES            LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
----------------------          ---------         -------------------      -----------------
      501 to 525                      1           $        519,000.00             0.05%
      551 to 575                      4                    930,704.57             0.09
      576 to 600                     10                  3,066,248.16             0.29
      601 to 625                     45                 23,963,857.99             2.27
      626 to 650                     85                 37,169,114.86             3.52
      651 to 675                    209                 78,998,429.86             7.49
      676 to 700                    327                133,615,291.10            12.67
      701 to 725                    416                175,500,212.68            16.64
      726 to 750                    469                179,977,057.39            17.07
      751 to 775                    561                213,943,107.55            20.29
      776 to 800                    668                182,036,750.72            17.26
      801 to 825                    123                 24,740,575.22             2.35
      ----------                  -----           -------------------           ------
      TOTAL                       2,918           $  1,054,460,350.10           100.00%
      ----------                  -----           -------------------           ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                               COLLATERAL SUMMARY

                                NUMBER OF                                         % OF AGGREGATE PRINCIPAL
                                MORTGAGE          AGGREGATE PRINCIPAL BALANCE      BALANCE OUTSTANDING AS
  GEOGRAPHIC AREA                 LOANS                   OUTSTANDING               OF THE CUT-OFF DATE
--------------------            ---------         ---------------------------     ------------------------
Alabama                              44               $     10,597,928.71                   1.01%
Alaska                                2                        557,211.00                   0.05
Arizona                              79                     24,628,137.96                   2.34
Arkansas                             12                      2,744,339.51                   0.26
California                          382                    217,744,157.28                  20.65
Colorado                             92                     37,811,493.76                   3.59
Connecticut                          51                     24,917,755.14                   2.36
Delaware                             15                      4,078,131.00                   0.39
District of Columbia                  9                      5,577,214.00                   0.53
Florida                             305                     99,568,804.28                   9.44
Georgia                             193                     54,550,959.53                   5.17
Hawaii                               11                      3,499,618.71                   0.33
Idaho                                 8                      1,732,320.49                   0.16
Illinois                            116                     49,276,731.65                   4.67
Indiana                              43                     10,964,923.23                   1.04
Iowa                                 14                      2,601,166.62                   0.25
Kansas                               11                      3,250,330.00                   0.31
Kentucky                              8                      1,923,598.00                   0.18
Louisiana                            27                      4,789,882.00                   0.45
Maine                                12                      4,960,561.00                   0.47
Maryland                             58                     17,008,279.68                   1.61
Massachusetts                        67                     32,209,264.00                   3.05
Michigan                             95                     29,168,405.14                   2.77
Minnesota                            37                     10,681,473.73                   1.01
Mississippi                           9                      1,975,426.00                   0.19
Missouri                             30                     10,871,391.34                   1.03
Montana                               9                      2,048,179.00                   0.19
Nebraska                              7                      1,387,138.07                   0.13
Nevada                               63                     23,727,525.62                   2.25
New Hampshire                        16                      4,695,643.79                   0.45
New Jersey                          145                     56,226,058.87                   5.33
New Mexico                           11                      2,228,861.00                   0.21
New York                            131                     67,804,338.95                   6.43
North Carolina                       80                     24,009,705.33                   2.28
North Dakota                          4                        736,088.91                   0.07
Ohio                                 89                     20,685,759.41                   1.96
Oklahoma                             25                      5,305,829.00                   0.50
Oregon                               14                      3,882,875.16                   0.37
Pennsylvania                         53                     16,777,763.77                   1.59
Rhode Island                          7                      1,275,477.55                   0.12
South Carolina                       62                     17,272,459.00                   1.64
South Dakota                          4                        558,527.00                   0.05
Tennessee                            42                     10,333,784.64                   0.98
Texas                               151                     43,508,608.49                   4.13
Utah                                 20                      7,391,377.40                   0.70
Vermont                               7                      1,077,597.00                   0.10
Virginia                            158                     46,875,294.82                   4.45
Virgin Islands                       16                      6,843,225.49                   0.65
Washington                           27                      9,867,890.44                   0.94
West Virginia                         5                      1,197,700.00                   0.11
Wisconsin                            38                      8,347,790.77                   0.79
Wyoming                               4                      2,705,346.86                   0.26
--------------------              -----               -------------------                 ------
TOTAL:                            2,918               $  1,054,460,350.10                 100.00%
--------------------              -----               -------------------                 ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                               COLLATERAL SUMMARY

                                                                            % OF AGGREGATE
                                NUMBER OF                                  PRINCIPAL BALANCE
                                MORTGAGE          AGGREGATE PRINCIPAL      OUTSTANDING AS OF
OCCUPANCY TYPE                    LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
--------------                  ---------         -------------------      -----------------
 Primary                          2,469           $    906,126,149.06            85.93%
 Second Home                        300                117,908,696.54            11.18
 Investment                         149                 30,425,504.50             2.89
 -----------                      -----           -------------------           ------
 TOTAL                            2,918           $  1,054,460,350.10           100.00%
 -----------                      -----           -------------------           ------

                                                                            % OF AGGREGATE
                                NUMBER OF                                  PRINCIPAL BALANCE
                                MORTGAGE          AGGREGATE PRINCIPAL      OUTSTANDING AS OF
     PROPERTY TYPE                LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
------------------------        ---------         -------------------      -----------------
Single Family                     1,782           $    672,674,412.35            63.79%
Planned Unit Development            728                259,617,609.29            24.62
Condominium                         341                 99,865,220.17             9.47
Cooperative                          26                  9,449,751.29             0.90
Two- to Four-Family                  41                 12,853,357.00             1.22
------------------------          -----           -------------------           ------
TOTAL                             2,918           $  1,054,460,350.10           100.00%
------------------------          -----           -------------------           ------

                                                                            % OF AGGREGATE
                                NUMBER OF                                  PRINCIPAL BALANCE
                                MORTGAGE          AGGREGATE PRINCIPAL      OUTSTANDING AS OF
    LOAN PURPOSE                  LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
---------------------           ---------         -------------------      -----------------
Purchase                            755           $    306,077,025.85            29.03%
Refinance - Rate Term             1,223                379,266,710.89            35.97
Refinance - Cashout                 940                369,116,613.36            35.01
---------------------             -----           -------------------           ------
TOTAL                             2,918           $  1,054,460,350.10           100.00%
---------------------             -----           -------------------           ------

                                                                            % OF AGGREGATE
                                NUMBER OF                                  PRINCIPAL BALANCE
                                MORTGAGE          AGGREGATE PRINCIPAL      OUTSTANDING AS OF
LOAN DOCUMENTATION                LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
------------------              ---------         -------------------      -----------------
Full                              1,626           $    684,548,798.81            64.92%
Alternative                         456                149,322,837.90            14.16
Stated                              216                 66,305,580.10             6.29
No Income/No Ratio                  620                154,283,133.29            14.63
------------------                -----           -------------------           ------
TOTAL                             2,918           $  1,054,460,350.10           100.00%
------------------                -----           -------------------           ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-D

                               COLLATERAL SUMMARY

                                                                            % OF AGGREGATE
                                 NUMBER OF                                 PRINCIPAL BALANCE
                                 MORTGAGE          AGGREGATE PRINCIPAL     OUTSTANDING AS OF
MARGINS (%)                       LOANS            BALANCE OUTSTANDING     THE CUT-OFF DATE
-----------                      ---------         -------------------      -----------------
   1.000                              6           $      3,822,600.00             0.36%
   1.125                              1                    179,000.00             0.02
   1.250                              8                  3,070,584.00             0.29
   1.375                             26                  8,721,911.00             0.83
   1.500                            169                 62,870,658.63             5.96
   1.625                            561                172,649,821.41            16.37
   1.750                             72                 22,706,060.18             2.15
   1.875                            353                140,292,049.47            13.30
   2.000                          1,508                528,403,698.33            50.11
   2.125                            142                 63,538,313.75             6.03
   2.250                             68                 35,281,903.33             3.35
   2.375                              3                  9,273,750.00             0.88
   2.500                              1                  3,650,000.00             0.35
   -----                          -----           -------------------           ------
   TOTAL                          2,918           $  1,054,460,350.10           100.00%
   -----                          -----           -------------------           ------

                                                                            % OF AGGREGATE
                                NUMBER OF                                  PRINCIPAL BALANCE
MAXIMUM MORTGAGE RATE           MORTGAGE          AGGREGATE PRINCIPAL      OUTSTANDING AS OF
         (%)                      LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
---------------------           ---------         -------------------      -----------------
       12.000                     2,918           $  1,054,460,350.10           100.00%
       ------                     -----           -------------------           ------
       TOTAL                      2,918           $  1,054,460,350.10           100.00%
       ------                     -----           -------------------           ------

                                                                            % OF AGGREGATE
                                NUMBER OF                                  PRINCIPAL BALANCE
                                MORTGAGE          AGGREGATE PRINCIPAL      OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE         LOANS           BALANCE OUTSTANDING      THE CUT-OFF DATE
-------------------------       ---------         -------------------      -----------------
      August 2003                   543           $    233,430,593.84            22.14%
      September 2003                 97                 39,265,545.33             3.72
      October 2003                  100                 25,733,896.17             2.44
      November 2003                 331                109,643,249.89            10.40
      December 2003               1,460                509,275,133.65            48.30
      January 2004                  387                137,111,931.22            13.00
      --------------              -----           -------------------           ------
      TOTAL                       2,918           $  1,054,460,350.10           100.00%
      --------------              -----           -------------------           ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.
                                                                              12